Advancing Restorative Therapies to Treat Ischemic Disease David J. Mazzo, PhD President and Chief Executive Officer November 2019 | Nasdaq: CLBS

Forward-looking statement This Investor Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this presentation, and involve certain risks and uncertainties. All statements other than statements of historical fact contained in this Investor Presentation are forward-looking statements. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to differ materially from the recent results or those projected in forward-looking statements include the “Risk Factors” described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 14, 2019, as subsequently amended on March 19, 2019, and in the Company’s other periodic filings with the SEC. The Company’s further development is highly dependent on, among other things, future medical and research developments and market acceptance, which are outside of its control. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Investor Presentation. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this Investor Presentation or with respect to the matters described herein. 2

Presentation contents . Investment case summary . Management team introduction . CD34+ cell therapy platform technology overview . Pipeline description and individual program summaries . Financial overview . Milestone timeline . Conclusion 3

Caladrius investment case summary CD34+ cell therapy platform company with an advanced clinical pipeline with two programs with cell therapy “breakthrough” designation Proprietary field-leading technology in multi-billion dollar global indications backed by a strong IP portfolio Multiple potential value creating events in the next 12 months based on development milestones across the pipeline Seasoned management team with noteworthy domain expertise along with big pharma and emerging biotech experience Strong balance sheet; $29.2 million in cash (September 30, 2019) with no debt and cash runway projected into 2021 4

Caladrius management team David J. Mazzo, PhD Douglas Losordo, Joseph Talamo, Todd Girolamo, JD John Menditto President and MD CPA Senior VP, General Counsel Vice President, IR and and Corporate Secretary Corporate Communications Chief Executive Officer EVP, Global Head of R&D Senior VP and and Chief Medical Officer Chief Financial Officer Note: Select experience is shown above. For a comprehensive bio, please visit: www.caladrius.com 5

Esteemed cardiovascular disease scientific advisory board C. Noel Bairey Merz, MD C. Michael Gibson, MD Timothy Henry, MD Cedars-Sinai, Los Angeles Harvard Medical School The Christ Hospital, Cincinnati Thomas Povsic, MD, PhD Richard Schatz, MD Christopher White, MD Duke Clinical Research Institute Scripps Clinic, San Diego Ochsner Health, New Orleans Joseph Wu, MD, PhD Andreas Zeiher, MD Zan Fleming, MD Stanford Cardiovascular Institute Goethe University, Frankfurt Executive Chairman, Kinexum 6

CD34+ cell therapy platform technology overview

CD34+ cells have a well characterized mechanism of action


Normal microvasculature
Capillaries
Artery
Vein
Compromised microvasculature
Capillaries
Artery
Vein
Augmented microvasculature
post-CD34+ cells treatment
Capillaries
New
Capillaries
Artery
Vein

- Naturally occurring vascular repair (endothelial progenitor) cell
- Provokes restorative angiogenesis of the microvasculature
- CD34+ cells reestablish blood flow to under-perfused tissues[1,2]

[1]Mackie, A.R. et al., Tex Heart Inst J 2011, 38(5), 474-485
[2]Kocher, A.A. et al., *Nat Med* 2001, 440-436

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CD34+ cell therapy is extensively studied/clinically validated. CD34+ cells were clinically studied in multiple ischemic disease indications by numerous investigators across many sites and countries . Consistent and compelling results of rigorous clinical studies comprising >1,000 patients have been published in peer reviewed journals1,2,3,4 . Single treatment has elicited durable therapeutic effect . No cell-related adverse events reported to date 1 3 Povsic, T. et al. JACC Cardiovasc Interv, 2016, 9 (15) 1576- Velagapudi P, et al, Cardiovas Revasc Med, 2018, 20(3):215- 9 1585 219 2 Losordo, D.W. et al. Circ Cardiovasc Interv, 2012; 5:821–830 4 Henry T.D., et al, European Heart Jour 2018, 2208–2216

Caladrius CD34 process is simple/fast/scalable/economicalSample collection via apheresis Isolation, concentration and Cells returned to same patient by after 5 days of GCSF formulation of CD34+/CXCR4+ injection; site indication mobilization cells dependent Day 1 Day 2 Day 3 or 4 Shipment Shipment or . GCSF mobilization eliminates need for surgical bone marrow aspiration . No genetic manipulation or ex vivo expansion of cells . Four days or less from donation to treatment . Cost-of-goods an order of magnitude less expensive than CAR-T 10 therapies

Caladrius CD34 technology has robust intellectual property Fundamental protection to 2031+ 9 23 U.S. patents Foreign patents granted granted Key Claims . Pharmaceutical composition of non-expanded CD34+/CXCR4+ stem cells . Therapeutic concentration range . Stabilizing serum . Repair of injury caused by vascular insufficiency 11

Caladrius innovative CD34+ cell therapy pipeline*

Product	Indication	Development Stage	Commercialization Target
CLBS12	CLI	Registration eligible Phase 2 *(Japan; ongoing)*	2021
CLBS16	CMD	Proof-of-concept *(USA; ongoing)*	TBD
CLBS14	NORDA	Phase 3 confirmatory *(USA; initiation pending funding)*	TBD

CLI = Critical Limb Ischemia
CMD = Coronary Microvascular Dysfunction
NORDA = No Option Refractory Disabling Angina

*Products are distinct and not interchangeable

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CLBS12 Critical Limb Ischemia (Japan) SAKIGAKE designated – Japan Advanced Therapeutic Medicinal Product (ATMP) designated - EU

Indication: Critical Limb Ischemia (CLI) . Severe arterial obstruction impeding blood flow in the lower extremities . Often found as a co-morbidity in diabetes patients . Includes severe rest pain and non-healing ulcers . Buerger’s disease (inflammation in small and medium arteries) also causes CLI; exacerbated by a history of heavy smoking . Patients with no-option CLI have persistent symptoms even after bypass surgery, angioplasty, stenting and available pharmacotherapy . CLI patients are at high risk of amputation and increased risk of death . Multi-billion dollar global commercial opportunity 14

CLI: higher mortality rate than most cancers 90 80 70 60 50 Death within 5 40 years (%) 30 20 10 0 0 100000 200000 300000 No. Incident Cases in U.S. Mustapha, J. A., Katzen, B. T., et al. (2019, May). Endovascular Today, 18(5), 80-82 15

CLI amputation rates increase with disease severity[1]

Rutherford ("R") scale
R 6: Functional foot no longer salvageable
R 5: Minor tissue loss non-healing ulcer; focal gangrene with diffuse pedal ischemia
R 4: Debilitating rest pain
R 1-3: CLI-free

CLBS12 targets patients with R4 or R5 disease

[1] Reinecke H., European Heart Journal, 2015 Apr 14;36(15):932-8

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Single treatment of CD34+ cells reversed CLI Actual CLI Patient Laser Doppler Image % of Patients (CLI + BD) Achieving CLI-free Status 90% Pre-treatment Post-treatment (week 12) 85% 85% 80% 82% 70% 60% 40% 0 4 8 12 24 52 104 156 208 Time (weeks) ~80% of patients achieved sustainable remission within 6 months of a single treatment; durable for at least 4 years Kinoshita et al, Atherosclerosis 224 (2012) 440-445 17

Single treatment of CD34+ cells increased amputation-free survival Probability of amputation-free (n=28) CLBS12 75% 106 cells/kg p = 0.014 Placebo 22% 0 14 28 42 57 71 Time (weeks) Losordo, D.W. et al, Circulation 2012; 5(6):821- 18 830

CLBS12 registration-eligible study (Japan) . Continuous CLI-free (2 consecutive monthly visits, adjudicated Primary Endpoint independently) . 30 subjects with no-option CLI + 5 Buerger’s Disease pts.; all R4 or R5; Study Size 12 centers in Japan Dose . 106 cells/kg (CLBS12) per affected limb (studied in previous trial) . Standard of Care: wound care plus drugs approved in Japan Control/Comparator . Including antimicrobials, antiplatelets, anticoagulants and vasodilators Mode of administration . Intramuscular, 20 injections in affected lower limb in a single treatment . Results expected by year end 2020; earliest possible commercialization Timing/Costs 2021 . Study funded to completion in current budget projections 19

Extraordinary CLBS12 results in Buerger’s Disease (Japan) Current Patient CLI Status (n=6; study on-going) (Follow-up ongoing) (Follow-up ongoing) A Pre 1 30 60 90 120 150 180 210 240 270 300 330 365 Time (days) Continuous CLI- Rutherford 4 or 5 Rutherford 6 CLI-free Amputation (A) free . Natural evolution of Buerger’s Disease is continual deterioration for all patients . Surgery is not viable and existing pharmacotherapies do not prevent amputation1 . To date, CLBS12 treatment has resulted in 50% of patients achieving a positive outcome 1 Cacione DG, et al, Pharm. treatment of Buerger’s Disease, Cochrane Database of Systematic Reviews, 2016, (3) CD011033 20

CLBS16 Coronary Microvascular Dysfunction (USA)

Heart disease: No. 1 cause of death in the U.S. and growing Number of deaths by leading causes Thousands 2011 2017 700 600 500 400 300 200 100 0 HeartHeart Disease Cancer AccidentsLower Respiratory disease Stroke Alzheimer's Diabetes Influenza and PneumoniaKidney failure Suicide Disease Source: Centers for Disease Control and Prevention as cited in McKay, Betsy. "Heart-Failure Deaths Rise, Contributing to Worsening Life 22 Expectancy." The Wall Street Journal, 30 Oct. 2019, www.wsj.com/articles/heart-failure-deaths-rise-contributing-to-worsening-life-expectancy- 11572411901.

Indication: Coronary Microvascular Dysfunction (CMD)

- Deficient heart microvasculature without obstructive vessel disease
- Causes frequent, debilitating chest pain that is not treatable by stents or bypass; responds poorly or not at all to available medications
- Afflicts women more frequently, especially younger women[1,2]
- Results in poor prognosis for patients with the condition[3]
  - Significantly elevated risk of all-cause mortality in women[4]
- Quantitatively diagnosed using Coronary Flow Reserve (CFR)
  - CFR is the ratio of maximal to resting coronary blood flow[5]
- Multi-billion dollar global commercial opportunity

[1] Coronary Microvascular Disease. (2015, July 31). In American Heart Association
[2] R. David Anderson, John W. Petersen, Puja K. Mehta, et al., Journal of Interventional Cardiology, 2019: 8
[3] Loffler and Bourque, Curr Cardiol Rep. 2016 Jan; 18(1): 1
[4] Kenkre, T.S. et al., Circ: CV Qual & Outcomes 2017, 10(12) 1-9
[5] Collins, P., British heart journal (1993) 69(4), 279-281

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ESCaPE-CMD: CLBS16 interventional, proof-of-concept trial

Endpoints	▪ Therapeutic effect and the evaluation of adverse events; including changes from baseline to 6 months for coronary flow reserve, endothelial-dependent microvascular function, time to angina; other CV metrics
Study Size	▪ 20 subjects (U.S. centers - Cedars Sinai, Los Angeles & Mayo Clinic, Rochester)
Dose	▪ Up to 300 x 10^6 CD34+ cells
Mode of administration	▪ Single intracoronary infusion
Timing/Cost	▪ Positive results reported at AHA on Nov. 16, 2019 (17/20 subjects) ▪ Full results expected by early 1Q 2020 ▪ Study funded to completion in current budget projections (including NIH grant)

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CLBS16 ESCaPE-CMD results are unique and compelling Coronary Flow Reserve (17/20 subjects reporting) p = 0.0087 . CFR≤2.5 indicates CMD 2.61 2.08 . CFR≥2.5 is in “normal” range . Results after a single intracoronary administration N=20 N=17 of CLBS16 Pre-Treatment After 6 months Bairey Merz, C. N., AHA 2019 Scientific Sessions 25

CLBS16 ESCaPE-CMD results are unique and compelling Seattle Angina Questionnaire Score (17/20 subjects reporting) Baseline 6 months Angina Frequency p = 0.0143 Angina Stability p = 0.0425 Physical Limitation p = 0.002 Disease Perception p = 0.0005 Treatment Satisfaction p = 0.0044 0 20 40 60 80 100 26

ESCaPE-CMD CLBS16 reported results summary . Statistically significant improvement in heart function and symptoms . First therapy to show the ability to durably increase CFR and potentially reverse CMD after a single administration . No evidence of cell related adverse events . Expected to lead to a decreased risk of adverse cardiovascular outcomes, including CV-related death, associated with CMD . Supports microvascular repair mechanism of CD34+ cells across all indications . Represents a potential breakthrough for the treatment of CMD, a condition that affects millions in the U.S. and that disproportionately afflicts women 27

CLBS14 No Option Refractory Disabling Angina (USA) Regenerative Medicine Advanced Therapy (RMAT) designated - USA

Indication: No Option Refractory Disabling Angina (NORDA). Recurring angina results from chronically impaired cardiac blood supply . The condition persists even after bypass surgery, angioplasty, stenting and available pharmacotherapy; no current treatment options . NORDA patients experience very frequent disabling chest pain at rest or with minimal activity . Cardiac microcirculation deficiency is the remaining treatment target . Multi-billion-dollar global commercial opportunity 29

Our solution: CLBS14 . Clinical data from double-blind, randomized, placebo-controlled clinical trials, including big pharma sponsored Phase 2 and partial Phase 31,2,3,4,5 . Published results demonstrate: . Statistically significant improvement in exercise capacity . Statistically significant reduction in angina . Statistically significant reduction in mortality . Pristine cell safety profile 1 Losordo, D.W., et al, Circulation 2007, 115(25): 3165-72. 4 Povsic, T. J. et al, European Heart Journal, 2018 39(23), 2208-2216 2 Losordo, D.W., et al, Circ Res 2011, 109(4): 428-36 5 Velagapudi P, et al, Cardiovas Revasc Med, 2018, 20(3):215-219 3 Povsic, T.J., et al, JACC Cardiovasc Interv, 2016 9(15): 1576- 30 85

CLBS14 single treatment significantly improved exercise time Change in Exercise Time from Baseline (Phase 2, n=168) *6 months: CLBS14 (105 cells/kg) 139 sec p=0.014 Placebo 69 sec 12 months: CLBS14 (105 cells/kg) 140 sec p=0.017 Placebo 58 sec *Change in exercise time from baseline at 6 months will be the Phase 3 primary endpoint 31

CLBS14 single treatment significantly reduced angina frequency Reduction in Weekly Angina Frequency from Baseline (Phase 2, n=168) 6 months: CLBS14 (105 cells/kg) 13.8 p=0.0421 Placebo 8.8 12 months: CLBS14 (105 cells/kg) 15.3 p=0.0109 Placebo 8.7 32

CLBS14 single treatment significantly improved survival Mortality (Phase 2, n=168) Placebo 10 % p = 0.0065 CLBS14 2.5% (105 cells/kg) 012 24 Time (months) 33

CLBS14 Phase 3 confirmatory registration study (U.S.)

Primary Endpoint	▪ Change in exercise time from baseline at month 6 (studied in Phase 2)
Timing	▪ 39 months from first-patient-in to top-line data; interim analysis after 50% of patients complete 6-month follow-up
Study Size	▪ ~400 subjects (~200 active, ~150 placebo, ~50 SOC with cross-over to open label treatment at 6 months)
Dose	▪ 10^5 cells/kg body weight (studied in Phase 2)
Control/Comparator	▪ Placebo control (blinded) ▪ Standard-of-care (unblinded)
Mode of administration	▪ Intramyocardial injection guided by mapping catheter (NOGA)
Timing/Costs	▪ External costs: ~$70 million over a 3-4 years period ▪ Target initiation: Upon acquisition of sufficient capital that provides confidence that the study could be funded through completion

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Caladrius timeline of key development milestones Program 2019 2020 Target Enrollment Registration Eligible Completion by Top-line Data Target – End of 1Q 2020 End of 2020 CLBS1 2 (CLI) Phase 2 Clinical Trial AHA Presentation of Complete Top-line Data Initiation of Phase 2 Trial Enrollment Completed Results of 17/20 Subjects by Early 1Q 2020 Target – Mid-2020 CLBS1 6 (CMD) Phase 3 Clinical Operationally Phase 3 Development Plan Ready – CMC and Confirmatory Phase 3 Initiation Target: TBD* Finalized with FDA ClinOps CLBS1 Complete 4 Projected (NORDA) d *Pending funding 35

Caladrius key financial information Cash & Investments as of September 30, 2019: $29.2 million Nine Months Ended September 30, 2019 Operating Cash $14.7 million Burn: Cash Runway Based on Current Plan: Through 1Q 2021 Debt: $0 Common Shares Outstanding as of September 30, 2019: 10.4 million shares Options Outstanding as of September 30, 2019: Exercise Price < $5.00 = 647,000 shares 1.1 million shares Exercise Price > $5.00 = 448,000 shares 36

Caladrius investment case summary CD34+ cell therapy platform company with an advanced clinical pipeline with two programs with cell therapy “breakthrough” designation Proprietary field-leading technology in multi-billion dollar global indications backed by a strong IP portfolio Multiple potential value creating events in the next 12 months based on development milestones across the pipeline Seasoned management team with noteworthy domain expertise along with big pharma and emerging biotech experience Strong balance sheet; $29.2 million in cash (September 30, 2019) with no debt and cash runway projected into 2021 3 7

Thank you! Investor Relations Contact: John D. Menditto Tel: (908) 842-0084 Email: jmenditto@caladrius.com November 2019 | Nasdaq: CLBS